FEDERAL HOME LOAN BANK ADVANCES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Balance
2014		$ 5,000
2015	7,000	7,000
2016	5,000	5,000
Total	12,000	17,000
Rate
2014 (as a percent)		1.90%
2015 (as a percent)	2.24%	2.24%
2016 (as a percent)	2.55%	2.55%
Total (as a percent)	2.37%	2.23%
Advances collateralized by first mortgage loans under a blanket lien arrangement	$ 66,402	$ 68,469